[LOGO] First Security Benefit Life Insurance              SECUREDESIGNS(R) ASSET
       and Annuity Company of New York(SM)                          REALLOCATION

QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT 1-800-888-2461.

--------------------------------------------------------------------------------
INSTRUCTIONS
-----------------------------------------------------

Use this form to automatically transfer account values to maintain a specific percentage allocation among your current and future investment options. Complete the entire form. Please type or print.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.  PROVIDE GENERAL ACCOUNT INFORMATION
-----------------------------------------------------


[ ] Application Attached or Contract Number _____________________________________________________________

Name of Owner __________________________________________________________________________________________________________________
              First                                  MI                       Last

Mailing Address ________________________________________________________________________________________________________________
                Street Address                                      City                      State             ZIP Code

Social Security Number/Tax I.D. Number _____________________________________________

Daytime Phone Number ___________________________________ Home Phone Number ______________________________________________________


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2.  SET UP ASSET REALLOCATION
-----------------------------------------------------

Please complete each sub-section.

A.  Effective Date ____________________________________________
                   Date (mm/dd/yyyy - must be between 1st and 28th of the month)

    If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B.  Number of Reallocations (check one):

    [ ] One-time  reallocation

    [ ] Recurring (check frequency):

          [ ] Monthly    [ ] Quarterly    [ ] Annually    [ ] Semi-Annually

C.  Future Allocations (check one):

    [ ] Allocate future contributions according to the percentages indicated on this form.

    [ ] Do not change the allocation of future contributions.

    If no option is indicated above, the allocation of future contributions will not be changed.

--------------------------------------------------------------------------------

                                                              Please Continue ->

FSB 237 Supp A (3-06)                            SecureDesigns 32-79901-02 (1/2)

--------------------------------------------------------------------------------
8.  INDICATE INVESTMENT DIRECTIONS
-----------------------------------------------------

Please indicate your investment preferences below. Please use whole percentages totaling 100%

_____ % AIM V.I. Basic Value

_____ % AIM V.I. Capital Development

_____ % AIM V.I. Global Health Care

_____ % AIM V.I. International Growth

_____ % AIM V.I. Mid Cap Core Equity

_____ % AIM V.I. Real Estate

_____ % American Century VP Ultra(R)

_____ % American Century VP Value

_____ % Dreyfus IP Technology Growth

_____ % Dreyfus VIF International Value

_____ % Legg Mason Partners Variable Aggressive Growth

_____ % Legg Mason Partners Variable Small Cap Growth

_____ % MFS(R) VIT Research International

_____ % MFS(R) VIT Total Return

_____ % MFS(R) VIT Utilities

_____ % Neuberger Berman AMT Socially Responsive

_____ % Oppenheimer Main Street Small Cap Fund(R)/VA

_____ % PIMCO VIT All Asset

_____ % PIMCO VIT CommodityRealReturn Strategy

_____ % PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)

_____ % PIMCO VIT Low Duration

_____ % PIMCO VIT Real Return

_____ % Royce Micro-Cap

_____ % RVT CLS AdvisorOne Amerigo

_____ % RVT CLS AdvisorOne Clermont

_____ % Rydex VT Sector Rotation

_____ % SBL Alpha Opportunity

_____ % SBL Diversified Income

_____ % SBL Enhanced Index

_____ % SBL Equity

_____ % SBL Equity Income

_____ % SBL Global

_____ % SBL High Yield

_____ % SBL Large Cap Value

_____ % SBL Managed Asset Allocation

_____ % SBL Mid Cap Growth

_____ % SBL Mid Cap Value

_____ % SBL Money Market

_____ % SBL Select 25

_____ % SBL Small Cap Growth

_____ % SBL Small Cap Value

_____ % Van Kampen LIT Comstock

_____ % Van Kampen LIT Government

_____ % Van Kampen UIF Equity and Income

_____ % Fixed Account

MUST TOTAL 100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. PROVIDE SIGNATURE
-----------------------------------------------------

I understand and authorize the transaction(s) requested on this form.



X_________________________________________________________________   X___________________________________________________________
 Signature of Owner                              Date (mm/dd/yyyy)    Signature of Joint Owner (if applicable)  Date (mm/dd/yyyy)

X_________________________________________________________________    ___________________________________________________________
 Signature of Representative (optional)          Date (mm/dd/yyyy)    Print Name of Representative


--------------------------------------------------------------------------------
 Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
--------------------------------------------------------------------------------

FSB 237 Supp A (3-06)                            SecureDesigns 32-79901-02 (2/2)